EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
NuTech Digital, Inc.

We hereby consent to the incorporation by reference in the previously filed Registration Statements of NuTech Digital, Inc. on Form S-8 (File Nos.
333-106963,  333-110059,  333-111876)  of  our  report,  dated  March  23,  2004 appearing in this Annual Report on Form 10-KSB of NuTech Digital, Inc. for the year ended December 31, 2003.



                                               /s/Farber & Hass LLP
                                               FARBER & HASS LLP

Camarillo, California
March 23, 2004